THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THIS NOTE MAY NOT BE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN OPINION OF COUNSEL TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.


                         8% Subordinated Promissory Note
                              due January 15, 2007


$_____________                                                 King of Prussia,
January 15, 1997                                                Pennsylvania

                  Section 1. General. FOR VALUE RECEIVED, TLM HOLDINGS CORP., a Delaware corporation ("TLM"), and STURGES POND, INC., a Delaware corporation ("STURGES"), jointly and severally as obligors (TLM and STURGES are collectively referred to herein as the "Maker"), hereby promise to pay to [
                              ], a Delaware limited partnership (herein called
"[                      ]"), or order, the principal amount of [
                       ] ($         ), or, if less, the aggregate outstanding
principal amount of all loans which are made by Abbingdon-II to the Maker on or prior to January 15, 2007 and which are intended to be evidenced by this Note as conclusively evidenced by a written endorsement with respect thereto by a
general partner of [               ] on the schedule annexed hereto, in full on
January 15, 2007 (subject to prepayment in whole or in part in the manner hereinafter in Section 3 hereof provided), in such coin or currency of the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts, and to pay interest on the unpaid balance of the principal hereof from the date hereof, at the rate of 8% per annum, in like coin or currency, quarterly on March 31, June 30, September 30 and December 31 each year commencing June 30, 1997 (the payment due on such date to include all accrued interest from the date hereof), and to pay interest at the rate of 12% per annum on any overdue principal and (to the extent permitted by law) on any overdue interest, from the due date thereof until the obligation of the Maker with respect to the payment thereof shall be discharged; all payments and prepayments of principal of this Note and all payments of interest on this Note to be made to the holder hereof at the office of such holder at c/o Foster Management Company, 1018 West Ninth Avenue, King of Prussia, Pennsylvania 19406 or such other office hereafter designated by such holder. Interest hereon for any period other than a full quarterly period shall be computed on the basis of a 360-day year of twelve 30-day months.
                  Section 2.  Subordination.
                  Section 2.1 Indebtedness Subordinated to Senior Debt. The Maker hereby covenants and agrees, and the holder of this Note, by such holder's acceptance hereof, hereby consents, covenants and agrees, that the indebtedness of the Maker for or on account of principal and interest on this

Note, and the payment of the principal of and interest (whether by redemption or otherwise) on this Note, is hereby expressly made subordinate and subject in right of payment to the prior indefeasible payment in full in cash of all Senior Debt to the extent and in the manner hereinafter set forth in this Section 2. Defined terms used herein shall have the meanings set forth in Section 5 hereof, unless otherwise specified or defined herein.
                  This Section 2 shall constitute a continuing offer to all persons who become holders of, or continue to hold, Senior Debt, and such provisions are made for the benefit of the holders of Senior Debt, and such holders are made obligees hereunder and they or each of them may enforce such provisions.
                  Section 2.2 Payment Permitted if No Default. Nothing contained in this Section 2 or elsewhere in this Note shall prevent the Maker, at any time except during the pendency of any of the conditions described in Sections 2.3,
2.4 and 2.5, other than as provided in Section 2.5, from making scheduled payments at any time of principal of or interest on this Note.
                  Section 2.3 Payment Over of Proceeds Upon Dissolution; Etc. Upon any payment or distribution of assets of the Maker in the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, total or partial liquidation, winding-up, reorganization or other similar case or proceeding in connection therewith, relative to the Maker or to its creditors, or to its assets, whether voluntary or involuntary, or (b) any liquidation, dissolution or other winding-up of the Maker, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and/or liabilities of the Maker, then and in any such event the holders of Senior Debt shall be entitled to receive indefeasible payment in full in cash of all amounts due or to become due on or in respect of all Senior Debt before the holder of this Note is entitled to receive any payment on account of principal of, interest on or otherwise in respect of this Note, and to that end the holders of Senior Debt shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Maker being subordinated to the payment of this Note, which may be payable or deliverable in respect of this Note in any such case, proceeding, dissolution, liquidation, reorganization or other winding-up or event.
                  If this Note is declared due and payable before its stated maturity, then and in such event the holders of the Senior Debt outstanding at the time this Note so becomes due and payable shall be entitled to receive indefeasible payment in cash in full of all amounts due or to become due on or in respect of all such Senior Debt (whether or not an event of default has occurred thereunder or the maturity of such Senior Debt has been declared due and payable prior to the date on which it would otherwise have become due and payable) before the holder of this Note is entitled to receive any payment (including any payment which may be payable by reason of the payment of any other Indebtedness of the Maker being subordinate to or pari passu with the payment of this Note by the Maker), on account of the principal of or interest hereon.
                  If, after the occurrence of any of the events set forth in
Section 2.3(a), (b) or (c) above, the holder of this Note shall have received any payment or distribution of assets of the Maker of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Maker being subordinated to the payment of this Note, before all Senior Debt is indefeasibly paid in full, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other person making payment or distribution of assets of the Maker for application to the payment of all Senior Debt remaining unpaid to the extent necessary to pay all Senior Debt in full.
                  For purposes of this Section 2 only, the words "cash, property or securities" shall not be deemed to include securities of the Maker as reorganized or readjusted, or securities of the Maker or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinated at least to the extent provided in this Section 2 with respect to this Note to the payment of all Senior Debt which may at the time be outstanding.
                  Section 2.4 Standstill; Prior Payment of Senior Debt Upon Acceleration of Subordinated Indebtedness. Notwithstanding any provision herein or in any other writing or agreement to the contrary, the holder of this Note shall not, unless all Senior Debt shall have been declared due and payable by acceleration of maturity pursuant to the terms thereof, without the prior written consent of the holders of the Senior Debt, (or the representative or agent of such holders, if there is one) commence, prosecute or participate in, prior to the expiration of three hundred sixty-five (365) days after the occurrence of any default under this Note which is a ground for acceleration of this Note (the date of such default is hereinafter referred to as the "Sub- Debt Default Date"), any suit, action or proceeding against the Maker with respect to this Note, or assert, collect or enforce, or take any action to foreclose or realize upon, prior to the 366th day following the Sub-Debt Default Date, any security interest, lien or encumbrance on any property of the Maker pursuant to any security agreements, pledge agreements, mortgages, lien instruments or other documents which secure this Note or take any action which might result in a payment in contravention of any provision of this Section 2 until the Senior Debt shall have been indefeasibly paid in cash in full, and any such security agreements, pledge agreements, mortgages, lien instruments or other documents shall contain the subordination provisions set forth in this Section 2.
                  Notwithstanding the foregoing, the holder of this Note may take legal action to compel the Maker to perform any obligation hereunder or to enjoin the Maker from violating any obligation hereunder so long as such obligation is not a payment obligation and the performance or observance of such obligation would not prohibit, impair, conflict with or be inconsistent with the performance or observance of any of the Maker's obligations to any holder of Senior Debt.
                  If, notwithstanding the foregoing, the Maker shall make any payment to the holder of this Note prohibited by the foregoing provisions of this Section 2, such payment shall be paid over and delivered forthwith to the holders of the Senior Debt but only to the extent that, upon notice from the holder of this Note to the holders of the Senior Debt that such prohibited payment has been made, the holders of the Senior Debt notify the holder of this Note of the amounts then due and owing on the Senior Debt, if any, and only such amount so notified to the holder of this Note shall be paid to the holders of the Senior Debt.
                  The provisions of this Section 2.4 shall not apply to any payment with respect to which Section 2.3 of this Note would be applicable.
                  Section 2.5 No Payment When Senior Debt in Default. In the event any default on any Senior Debt shall have occurred and be continuing which permits (or with notice or lapse of time, or both, would permit) the holders of such Senior Debt (or a trustee or agent on behalf of the holders thereof) to declare such Senior Debt due and payable prior to the date on which it would otherwise have become due and payable (whether or not such holders have accelerated such Senior Debt) or such a default would result from or exist after giving effect to a payment with respect to this Note, and if the holder of any Senior Debt gives written notice of such default to the holder of this Note and designates the same as a "Senior Default Notice" hereunder, unless and until such default shall have been cured or waived or shall have ceased to exist and any such acceleration shall have been rescinded or annulled, or if any judicial proceeding shall be pending with respect to any such default in payment or other default, no payment (including any payment which may be payable by reason of the payment of any other Indebtedness of the Maker being subordinated to or pari passu with the payment of this Note) shall be made by the Maker on account of principal of, interest on or otherwise in respect of this Note or on account of the purchase or other acquisition of subordinated Indebtedness.
                  If, notwithstanding the foregoing, the Maker makes any payment to the holder of this Note prohibited by the foregoing provisions of this
Section 2, such payment shall be paid over and delivered forthwith to the holders of the Senior Debt but only to the extent that, upon notice from the holder of this Note to the holders of the Senior Debt that such prohibited payment has been made, the holders of the Senior Debt notify the holder of this Note of the amounts then due and owing on the Senior Debt, if any, and only such amount so notified to the holder of this Note shall be paid to the holders of Senior Debt.
                  The provisions of this Section 2.5 shall not apply to any payment with respect to which Section 2.3 of this Note would be applicable.
                  Section 2.6 Subrogation to Rights of Holders of Senior Debt. Subject to the indefeasible payment in full in cash of all Senior Debt, the holder of this Note shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Debt pursuant to the provisions of this
Section 2 to the rights of the holders of such Senior Debt to receive payments or distributions of cash, property or securities of the Maker applicable to the Senior Debt until the principal of and interest on this Note shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which the holder of this Note would be entitled except for the provisions of this Section 2, and no payments over pursuant to the provisions of this Section 2 to the holders of Senior Debt by the holder of this Note, shall, as between the Maker, its creditors other than holders of Senior Debt, and the holder of this Note, be deemed to be a payment or distribution by the Maker of or on account of this Note.
                  Section 2.7 Provisions Solely to Define Relative Rights. The provisions of this Section 2 are and are intended solely for the purpose of defining the relative rights of the holder of this Note, on the one hand, and the holders of Senior Debt, on the other hand. Nothing contained in this Section 2 or elsewhere in this Note is intended to or shall impair, as between the Maker, its creditors other than the holders of Senior Debt and the holder of this Note, the obligation of the Maker, which is absolute and unconditional, to pay to the holder of this Note the principal of and interest on this Note as and when the same shall become due and payable in accordance with its terms and which, subject to the rights under this Note of the holders of Senior Debt, is intended to rank equally with all other general obligations of the Maker, or is intended to or shall affect the relative rights against the Maker of the holder of this Note and creditors of the Maker other than the holders of Senior Debt, nor shall anything herein or therein prevent the holder of this Note from exercising all remedies otherwise permitted by applicable law upon default under this Note, subject to the rights, if any, under this Section 2 of the holders of Senior Debt to receive cash, property or securities otherwise payable or deliverable to the holder of this Note.
                  Section 2.8 Proof of Claim. If the holder of this Note does not file a proper proof of claim or debt in the form required in any bankruptcy, insolvency or receivership proceeding prior to 30 days before the expiration of the time to file such proof of claim or debt, then the holders of Senior Debt are hereby authorized to file an appropriate proof of claim or debt for and on behalf of the holder of this Note and such holder hereby appoints the holders of Senior Debt or their representative or representatives the attorney-in-fact of such holder for such purposes.
                  Section 2.9  No Waiver of Subordination
Provisions.  No right of any current or future holder of any

Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Maker or by any act or failure to act, in good faith, by any such Senior Debt holder, or by any non-compliance by the Maker with the terms, provisions and covenants of this Note, regardless of any knowledge thereof any such Senior Debt holder may have or be otherwise charged with. The holder of this Note by such holder's acceptance hereof agrees that, so long as there is indebtedness outstanding under this Note, the holder of this Note shall not agree to compromise, release, forgive or otherwise discharge the obligations of the Maker with respect to this Note without the prior written consent of the holders of the Senior Debt.
                  Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the holder of this Note, without incurring responsibility to the holder of this Note and without impairing or releasing the subordination provided in this Section 2 or the obligations hereunder of the holder of this Note to the holders of the Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment, renew or alter, Senior Debt, or otherwise amend or supplement in any manner Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (iii) release any person liable in any manner for the payment or collection of Senior Debt; and (iv) exercise or refrain from exercising any rights against the Maker and any other person.
                  Section 2.10 Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets of the Maker, the holder of this Note shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the holder of this Note, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of the Senior Debt and other Indebtedness of the Maker, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Note.

                  Section 2.11  Miscellaneous.
                           (a)      Notices.  All communications provided
for hereunder shall be by telephone, in person or in writing (including telex or facsimile communication) and shall be delivered or sent by telex or facsimile to the respective party at the addresses and numbers set forth below:

                  If to the holder of this Note:

                           c/o Foster Management Company
                           1018 West Ninth Avenue
                           King of Prussia, Pennsylvania  19406
                           Attention:  Stephen F. Nagy
                           Telecopy No.:   (610) 992-3390
                           Telephone No.:  (610) 992-7650

                  If to the Maker:

                           1018 West Ninth Avenue
                           King of Prussia, Pennsylvania  19406
                           Telecopy No.:  (610) 992-3390
                           Telephone No.: (610) 992-7650

                  If to the holders of the Senior Debt:

                  to such addresses and such telephone and telecopier numbers as are hereafter provided to the holder,


or to such other addresses and numbers as any party hereto shall specify to the others in writing. All notices shall be effective (a) in the case of telex or facsimile, when received, (b) in the case of hand-delivered notice, when delivered and (c) in the case of telephone, when telephoned, provided that written confirmation must be provided the next day by letter, facsimile or telex.

                           (b)      Severability of Provisions; Captions.
Any provision of this Section 2 which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. The several captions to sections and subsections herein are inserted for convenience only and shall be ignored in interpreting the provisions of this Section.
                  Section 3. Optional Prepayment. The Maker may at any time with the prior written consent of the holders of Senior Debt so long as any Senior Debt is outstanding, prepay the whole or any part of the unpaid principal amount of this Note, without penalty or premium, but with interest accrued to the date fixed for prepayment. Notices of prepayment shall be given by the Maker by mail and shall be mailed to the holder of this Note not less than thirty (30) days from the date fixed for prepayment. In case this Note is to be prepaid in part only, such notice shall specify the principal amount hereof to be prepaid, and shall state that this Note shall be submitted to the Maker for notation hereon of the principal amount hereof to be prepaid. Upon giving of notice of prepayment as aforesaid, this Note or portion hereof so specified for prepayment shall on the prepayment date specified in such notice become due and payable, and from and after the prepayment date so specified (unless the Maker shall default in making such prepayment), interest on this Note or portion hereof so specified for prepayment shall cease to accrue and, on presentation and surrender hereof to the Maker for cancellation in the case of this Note being prepaid as a whole, or for notation hereon of the payment of the portion of the principal amount hereof being prepaid in the case of a prepayment of this
Note in part only, this Note or portion hereof so specified for prepayment shall be paid by the Maker at the prepayment price aforesaid. Any prepayment of this
Note in part shall be applied to the installments of principal payable hereunder in the order of maturity thereof.
                  The holder of this Note shall have the right to require the Maker to prepay this Note in whole or in part, without premium or penalty, upon the consummation of an underwritten initial public offering of TLM's common stock. Interest on the principal amount of this Note accrued to the date of such prepayment shall be paid concurrently therewith. Notice of the consummation of such initial public offering shall be given by the Maker to the holder of this Note not less than 30 days prior to the date of such consummation. Notice of the exercise of the foregoing prepayment option shall be given by the holder of this Note to the Maker not less than ten business days prior to such consummation date. In case this Note is to be prepaid in part only, the notice given by the holder of this Note shall specify the principal amount thereof to be prepaid and shall state that this Note shall be submitted to the Maker for notation thereon of the principal amount thereof to be prepaid. Upon giving of notice of prepayment as aforesaid, this Note or the portion thereof so specified for prepayment shall become due and payable on such consummation date; and from and after such date (unless the Maker shall default in making such prepayment) interest on this Note or the portion thereof so specified for prepayment shall cease to accrue and, on presentation and surrender thereof to the Maker for cancellation in the case of this Note being prepaid in whole, or for notation thereon of the payment of the portion of the principal amount thereof being prepaid in the case of a prepayment of this Note in part only, this Note or the portion thereof so specified for prepayment shall be paid by the Maker at the prepayment price aforesaid.
                  Section 4.  General Covenants.  The Maker
covenants and agrees with the holder of this Note as hereinbelow set forth, namely:
                  Section 4.1 The Maker will punctually pay or cause to be paid the principal of and interest on this Note according to the terms hereof.
                  Section 4.2  The Maker will, and will cause each
Subsidiary, if any, to

                  (a) pay and discharge promptly, or cause to be paid and discharged promptly, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or upon any of its property, real, personal or mixed, or upon any part thereof, as well as all claims of any kind (including claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon its property); provided, however, that neither the Maker nor any Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings and if the Maker or such Subsidiary, as the case may be, shall have set aside on its books reserves (segregated to the extent required by sound accounting practice) reasonably deemed by it adequate with respect thereto; and
                  (b) except as otherwise specifically permitted in this Note and as contemplated by Section 5 hereof, do or cause to be done all things necessary or appropriate to preserve and keep in full force and effect its corporate existence, rights and franchises, and use its best efforts to qualify as a foreign corporation entitled to do business in every jurisdiction in which the failure so to qualify would materially adversely affect the Maker or such

         Subsidiary; provided, however, that nothing in this paragraph shall prevent the abandonment or termination of the corporate existence, rights and franchises of any Subsidiary if, in the opinion of the Board of Directors of the Maker, such abandonment or termination is in the interest of the Maker and not disadvantageous in any material respect to the holder of this Note.
                  Section 5. Consolidation, Merger or Disposition of Assets. The Maker will not consolidate with, merge into, or sell or otherwise dispose of all or substantially all its properties as an entirety to, any person unless:
                  (a) the successor formed by or resulting from such consolidation or merger or to which such sale or other disposition shall have been made shall be a corporation organized under the laws of the United States of America or any State, district or territory thereof;
                  (b) such successor corporation shall expressly assume the due and punctual payment of the principal of and interest on this Note according to its tenor, and the due and punctual performance and observance of all the covenants, agreements and conditions of this Note to be performed or observed by the Maker to the same extent as if such successor corporation had been the original maker of this Note (and such assumption shall, upon the request of the holder of this Note, be evidenced by the endorsing of an appropriate legend upon this Note, and each Note executed pursuant to Section 8 hereof after such assumption shall, unless executed in the name of such corporation, have a similar legend endorsed thereon); and
                  (c) immediately after such consolidation, merger, sale or other disposition, such successor corporation shall not be in default in the performance of any of the covenants, agreements or conditions contained in this Note.
                  Section 6.  Events of Default and Remedies.
                  Section 6.1 Subject to Section 2 hereof, the entire unpaid principal amount of this Note, together with all accrued interest thereon, shall, at the option of the holder hereof exercised by written notice to the Corporation at its principal executive offices, forthwith become and be due and payable if any one or more of the following events (herein called "Events of Default") shall have occurred (for any reason whatsoever and whether such happening shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and be continuing at the time of such notice or at the time of a similar notice from the holder of this Note, that is to say:

                  (a) if default shall be made in the due and punctual payment of the principal of this Note when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise;
                  (b) if default shall be made in the due and punctual payment of any interest on this Note when and as such interest shall become due and payable, and such default shall have continued for a period of 10 days;
                  (c) if default shall be made in the performance or observance of any covenant, agreement or condition contained in Section 6 hereof;
                  (d) if default shall be made in the performance or observance of any of the other covenants, agreements or conditions of the Corporation contained in this Note, and such default shall have continued for a period of 30 days;
                  (e) if the Corporation or any Subsidiary shall default beyond any period of grace provided with respect thereto in the payment of principal of or interest on any obligation (other than this Note) in respect of borrowed money when due, whether by acceleration or otherwise; or if the Corporation or any Subsidiary shall default in the performance or observance of any other agreement, term or condition contained in such obligation or in any agreement under which any such obligation is created, if the effect of any such default is to cause or permit the holder or holders of such obligations (or a trustee on behalf of such holder or holders) to cause such obligation to become due prior to the date of its stated maturity, unless such holder or holders or trustee shall have waived such default after its occurrence or unless such holder or holders or trustee shall have failed to give any notice required to create a default thereunder;
                  (f)      if the Corporation or any Subsidiary shall:
                           (i) admit in writing its inability to pay its debts generally as they become due;
                          (ii)    file a petition in bankruptcy or a
                petition to take advantage of any insolvency act;
                         (iii)    make an assignment for the benefit of
                creditors;
                          (iv) consent to the appointment of a receiver of itself or of the whole or any substantial part of its property;
                           (v) on a petition in bankruptcy filed against it, be
                adjudicated a bankrupt; or
                          (vi) file a petition or answer seeking reorganization
                or arrangement under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any State, district or territory thereof;

                (g) if a court of competent jurisdiction shall enter an order, judgment, or decree appointing, without the consent of the Corporation or any Subsidiary, a receiver of the Corporation or any Subsidiary or of the whole or any substantial part of its property, or approving a petition filed against it seeking reorganization or arrangement of the Corporation or any Subsidiary under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any State, district or territory thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within 60 days from the date of entry thereof;
                (h) if, under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of the Corporation or any Subsidiary or of the whole or any substantial part of its property and such custody or control shall not be terminated or stayed within 60 days from the date of assumption of such custody or control; or
                (i) if final judgment for the payment of money in excess of $25,000 shall be rendered by a court of record against the Corporation or any Subsidiary and the Corporation or such Subsidiary shall not discharge the same or provide for its discharge in accordance with its terms, or shall not procure a stay of execution thereon within 60 days from the date of entry thereof and within the period during which execution of such judgment shall have been stayed, appeal therefrom, and cause the execution thereof to be stayed during such appeal.
                Section 6.2 In case any one or more of the Events of Default specified in Section 6.1 hereof shall have occurred and be continuing, the holder of this Note may proceed to protect and enforce its rights either by suit in equity and/or by action at law, whether for the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note, or the holder of this Note may proceed to enforce the payment of all sums due upon this Note or to enforce any other legal or equitable right of the holder of this Note.
                Section 6.3 No remedy herein conferred upon the holder hereof is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.
                Section 6.4 No course of dealing between the Corporation and the holder hereof or any delay on the part of the holder hereof in exercising any rights hereunder shall operate as a waiver of any rights of any holder hereof.





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                                                                              25




                Section 7.  Definitions.  As used herein, the
following terms shall have the following respective meanings:
                "Indebtedness" shall mean as to any person at any time, any and all indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such person for or in respect of: (i) borrowed money, (ii) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility, (iii) reimbursement obligations under any letter of credit, currency swap agreement, interest rate swap, cap, collar or floor agreement or other interest rate management device, (iv) any other transaction (including without limitation forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such person to finance its operations or capital requirements (but not including trade payables and accrued expenses incurred in the ordinary course of business which are not represented by a promissory note), or (v) any Guaranty of Indebtedness for borrowed money. For purposes hereof, "Guaranty" shall mean any obligation of the Maker guaranteeing or in effect guaranteeing any liability or obligation of any other person in any manner, whether directly or indirectly, including, without limiting the generality of the foregoing, any





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                                                                              26




agreement to indemnify or hold harmless any other person, any performance bond or other suretyship arrangement and any other form of assurance against loss, except endorsement of negotiable or other instruments for deposit or collection in the ordinary course of business.
                "Post Petition Interest" means interest accruing after the commencement of any bankruptcy or insolvency case or proceeding with respect to the Maker or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, at the rate applicable to such Indebtedness, whether or not such interest is an allowable claim in any such proceeding.
                "Senior Debt" means all Indebtedness of the Maker to any bank, insurance company or other institutional lender, whether currently outstanding or hereafter created, incurred or assumed (including but not limited to Post-Petition Interest), unless such Indebtedness, by its terms or the terms of the instrument creating or evidencing it is subordinate in right of payment to or pari passu with this Note. Senior Debt shall continue to constitute Senior Debt for all purposes and the provisions of Section 2 of this Note shall continue to apply to such Senior Debt, notwithstanding the fact that such Senior Debt, or any claim in respect thereof, shall be disallowed, avoided, subordinated or determined to be a fraudulent conveyance





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                                                                              27




pursuant to the provisions of the United States Bankruptcy Code or other applicable federal, state or local law.
                Section 8.  Exchange or Replacement of Notes.  (a)
     The holder of any Note or Notes, at its option, may in person or by duly authorized attorney surrender one or more thereof for exchange, at the principal executive offices of the Maker, and at the expense of the Maker receive in exchange therefor a new Note or Notes in the same aggregate principal amount as the aggregate unpaid principal amount of the Note or Notes so surrendered and bearing interest at the same annual rate as the Note or Notes so surrendered, each such new Note to be dated as of the date to which interest has been paid on the Note or Notes so surrendered and to be in such principal amount and payable to such person or persons, or order, as such holder may designate in writing; provided, however, that the Maker shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any new Note in the name other than that of the holder of the Note or Notes surrendered in exchange therefor. Five days' prior written notice of the holder's intention to make such exchange shall be given to the Maker.
                (b) Upon receipt by the Maker of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note, and (in case of loss, theft or destruction) of indemnity reasonably satisfactory to it (it





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                                                                              28




being understood that in the case of Abbingdon-II an unsecured written indemnification agreement shall be satisfactory to the Maker), and upon surrender and cancellation of this Note, if mutilated, the Maker, upon reimbursement to it of all reasonable expenses incidental thereto, will make and deliver a new Note, of like tenor in lieu of this Note. Any Note made and delivered in accordance with the provisions of this paragraph (b) shall be dated as of the date to which interest has been paid on this Note.
                Section 9. Immunity of Stockholders, Officers and Directors. No recourse shall be had for the payment of the principal of or interest on this Note or for any claim based hereon or otherwise in respect hereof against any incorporator, stockholder, officer or director, as such, past, present or future, of the Maker or of any predecessor or successor corporation, either directly or through the Maker or otherwise, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability being by the acceptance hereof and as part of the consideration for the issue hereof expressly waived and released; provided, however, that nothing herein contained shall be taken to prevent recourse to and the enforcement of the liability, if any, of any stockholder or subscriber to





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                                                                              29




capital stock upon or in respect of shares of capital stock not fully paid.
                Section 10. Governing Law. This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania and shall be binding upon the successors and assigns of the Maker and inure to the benefit of the Payee, the Payee's successors, endorsees and assigns.
                Section 11.  Severability.  If any term or
provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

                                                   TLM HOLDINGS CORP., a
                                                     Delaware corporation


                         By /s/ Stephen F. Nagy
                          ____________________________
                              Name: Stephen F. Nagy
                          Title: Chairman of the Board
                                      and President


                         STURGES POND, INC., a Delaware
                            corporation


                         By /s/ Robert A. Ouimette
                           ____________________________
                            Name: Robert A. Ouimette
                            Title: President

                           SCHEDULE TO EXHIBIT 10(d)


      Exhibit 10(d) is a form for two promissory notes that were issued by TLM Holdings Corp. and Sturges Pond, Inc. to each of Abbingdon Venture Partners Limited Partnership-II and Abbingdon Venture Partners Limited Partnership-III in the principal amount of $1,350,000 and $1,650,000, respectively.